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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): March 29, 2005

                                PHLO CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                   0-21079                 11-3314168
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(State or Other Jurisdiction       (Commission              (IRS Employer
      of Incorporation)            File Number)           Identification No.)

                6001-21 Argyle Forest Blvd.
                          PMB #117
                     Jacksonville, FL                            32244-5705
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         (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (973) 691-9012
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         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Phlo Corporation (the "Company") has retained Russell Bedford Stefanou Mirchandani LLP as its new independent auditors. Such engagement was approved by the Company's Board of Directors. By letter dated March 29, 2005, Sherb & Co., LLP ("Sherb") informed the Company that Sherb "will cease our services as your auditors".

         During the Company's two most recent fiscal years and through the date of this report, there were no disagreements with Sherb on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Sherb would have caused Sherb to make reference to the subject matter of the disagreement in connection with its reports. During that period, there were no "reportable events" as listed in Item 304(a)(1)(v)(A)-(D) of Regulation S-K ("Regulation S-K") adopted by the Securities and Exchange Commission (the "Commission"). The Company has provided to Sherb a copy of this Form 8-K prior to its filing with the Commission. The Company will incorporate in this filing the response that it receives from Sherb with respect to this filing, if any, upon receipt thereof.

         Sherb's report on the Company's financial statements for fiscal years ended March 31, 2002 and 2003 included a going-concern opinion, in which Sherb reported that the Company's financial statements had been prepared assuming that the Company will continue as a going concern and that the Company's financial condition raised substantial doubt at the time the report was issued about the Company's ability to continue as a going concern. Sherb has not issued an audit report on any of the Company's financial statements since the Company filed its annual report on Form 10-KSB on January 4, 2005, for the Company's fiscal year ended March 31, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Phlo Corporation

Date:  April 7, 2005                    By: /s/ James B. Hovis
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                                            Name: James B. Hovis
                                            Title: President and Chief
                                                   Executive Officer